EXHIBIT 99.2
GAAP to Non-GAAP Reconciliations
The earnings release and conference call of Pacific Sunwear of California, Inc. (the “Company”) for the fourth quarter ended February 2, 2008 contain certain non-GAAP financial measures which exclude the income statement impact of the Company’s demo and One Thousand Steps (“OTS”) stores in order to present financial results related to the Company’s PacSun business on a stand-alone basis. Provided in the tables below is a reconciliation of the relevant historical GAAP financial measure to the comparable historical non-GAAP measure for each of the Company’s previous eight fiscal quarters and two full fiscal years. The Company believes that these non-GAAP measures are useful to investors because they will allow investors to compare the Company’s historical financial results for its PacSun business on a stand-alone basis with the earnings guidance for the Company’s continuing operations during fiscal 2008. The Company expects to report demo as a discontinued operation in future quarterly filings beginning with the first quarter of fiscal 2008. OTS was discontinued in the fourth quarter of fiscal 2007. All corporate functions are assumed to continue on with the PacSun business in their existing form. The non-GAAP financial measures provided below may be different from the non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. All amounts are expressed in millions of dollars, except earnings per share. Non-GAAP earnings are derived by starting with the GAAP number on the left and subtracting the relevant non-GAAP adjustments while moving to the right by line item. Certain line items or columns may not foot due to the rounding.
Reconciliation of fiscal 2007 quarterly GAAP financial measures to non-GAAP, PacSun-only financial measures:
Non-GAAP earnings for the full year and fourth quarter of fiscal 2007 exclude the income statement impact of demo and certain other non-recurring charges. The GAAP amounts for these tables start with continuing operations, which exclude the income statement impact of OTS due to its becoming a discontinued operation during the fourth quarter of fiscal 2007. “Other Charges” includes certain non-recurring charges due to inventory reserves associated with the Company’s decision to exit the sneaker and fashion footwear business ($5.0 million in gross margin), severance and retention charges associated with the Company’s consolidation of its distribution function ($0.4 million in gross margin), severance associated with certain executives ($0.8 million in SG&A), and insurance proceeds received from a Company-owned life insurance policy ($2.5 million in SG&A).

		Non-GAAP	Non-GAAP
		Adjustments	Adjustments
	GAAP	Attributable	Attributable to	Non-GAAP
	Amounts	to demo	Other Charges	Amounts
Fiscal 2007 (Full Year):
Net Sales	$1,454.2	$148.2	$—	$1,306.0
Gross Margin/(Loss)	407.2	(6.8)	(5.4)	419.4
SG&A	443.6	99.2	(1.7)	346.1

Operating (Loss)/Income from Continuing Operations	(36.4)	(106.0)	(3.7)	73.3
Interest Income	3.0	—	—	3.0

Pre-tax (Loss)/Income from Continuing Operations	(33.4)	(106.0)	(3.7)	76.3
Income Tax (Benefit)/Expense	(14.8)	(41.8)	(1.4)	28.4

Net (Loss)/Income from Continuing Operations	$(18.6)	$(64.2)	$(2.3)	$47.9
(Loss)/Earnings from Continuing Operations Per Share, Diluted	$(0.27)	$(0.93)	$(0.03)	$0.69

		Non-GAAP	Non-GAAP
		Adjustments	Adjustments
	GAAP	Attributable	Attributable to	Non-GAAP
	Amounts	to demo	Other Charges	Amounts
Fiscal 2007 Fourth Quarter:
Net Sales	$420.1	$35.9	$—	$384.2
Gross Margin/(Loss)	119.2	(3.0)	(5.4)	127.6
SG&A	105.7	13.3	(1.7)	94.1

Operating Income/(Loss) from Continuing Operations	13.6	(16.2)	(3.7)	33.5
Interest Income	0.9	—	—	0.9

Pre-tax (Loss)/Income from Continuing Operations	14.4	(16.2)	(3.7)	34.4
Income Tax Expense/(Benefit)	6.8	(4.6)	(1.4)	12.8

Net Income/(Loss) from Continuing Operations	$7.6	$(11.6)	$(2.3)	$21.6
Earnings/(Loss) from Continuing Operations Per Share, Diluted	$0.11	$(0.17)	$(0.03)	$0.31
For each of the first three quarters of fiscal 2007, GAAP amounts represent the financial results as originally reported in the Company’s quarterly filings on Form 10-Q for the relevant period. Non-GAAP amounts exclude the income statement impact of both demo and OTS stores.

		Non-GAAP
		Adjustments
	GAAP	Attributable to	Non-GAAP
	Amounts	demo and OTS	Amounts
Fiscal 2007 Third Quarter:
Net Sales	$373.1	$31.3	$341.9
Gross Margin/(Loss)	111.1	(3.6)	114.7
SG&A	148.8	60.4	88.4

Operating (Loss)/Income	(37.8)	(64.0)	26.3
Interest Income	0.7	—	0.7

Pre-tax (Loss)/Income	(37.1)	(64.0)	27.0
Income Tax (Benefit)/Expense	(17.1)	(27.0)	10.0

Net (Loss)/Income	(20.0)	(37.0)	17.0
(Loss)/Earnings Per Share, Diluted	$(0.29)	$(0.53)	$0.24

Fiscal 2007 Second Quarter:
Net Sales	$344.2	$32.4	$311.8
Gross Margin/(Loss)	91.0	(10.8)	101.8
SG&A	109.6	22.7	86.9

Operating (Loss)/Income	(18.6)	(33.5)	14.9
Interest Income	0.5	—	0.5

Pre-tax (Loss)/Income	(18.0)	(33.5)	15.5
Income Tax (Benefit)/Expense	(7.5)	(13.3)	5.8

Net (Loss)/Income	(10.5)	(20.2)	9.7
(Loss)/Earnings Per Share, Diluted	$(0.15)	$(0.29)	$0.14

		Non-GAAP
		Adjustments
	GAAP	Attributable to	Non-GAAP
	Amounts	demo and OTS	Amounts
Fiscal 2007 First Quarter:
Net Sales	$320.6	$52.5	$268.1
Gross Margin/(Loss)	82.9	7.7	75.2
SG&A	92.0	15.3	76.7

Operating Loss	(9.2)	(7.7)	(1.5)
Interest Income	1.0	—	1.0

Pre-tax Loss	(8.2)	(7.7)	(0.5)
Income Tax Benefit	(3.1)	(2.9)	(0.2)

Net Loss	(5.1)	(4.7)	(0.3)
Loss Per Share, Diluted	$(0.07)	$(0.07)	$(0.00)
Reconciliation of fiscal 2006 quarterly GAAP financial measures to non-GAAP, PacSun-only financial measures:
For the full year and fourth quarter of fiscal 2006, GAAP amounts represent the financial results from continuing operations as reported in the Company’s fiscal 2007 fourth quarter earnings release. These adjusted results exclude the income statement impact from OTS, which became a discontinued operation in the fourth quarter of fiscal 2007.
Fiscal 2006 was a 53-week year due to the impact of the 53rd week in the retail calendar for fiscal 2006. The table below reconciles the 53-week GAAP earnings from continuing operations to a 52-week non-GAAP, PacSun-only earnings result.

		Non-GAAP	Non-GAAP
		Adjustments	Adjustments	Non-
	GAAP	Attributable	Attributable to	GAAP
	Amounts	to demo	the 53rd Week	Amounts
Fiscal 2006 (Full Year):
Net Sales	$1,442.0	$200.7	$16.4	$1,224.9
Gross Margin/(Loss)	448.3	41.8	7.4	399.1
SG&A	381.7	76.5	2.8	302.4

Operating Income/(Loss) from Continuing Operations	66.7	(34.6)	4.6	96.7
Interest Income	4.6	—	—	4.6

Pre-tax Income/(Loss) from Continuing Operations	71.3	(34.6)	4.6	101.3
Income Tax Expense/(Benefit)	27.4	(13.8)	1.8	39.4

Net Income/(Loss) from Continuing Operations	$43.9	$(20.8)	$2.8	$61.9
Earnings/(Loss) from Continuing Operations Per Share, Diluted	$0.62	$(0.30)	$0.04	$0.87
The fourth quarter of fiscal 2006 was a 14-week quarter due to the impact of the 53rd week in the retail calendar for fiscal 2006. The table below reconciles the 14-week fourth quarter GAAP earnings to a 13-week non-GAAP, PacSun-only earnings result.

		Non-GAAP	Non-GAAP
		Adjustments	Adjustments	Non-
	GAAP	Attributable	Attributable to	GAAP
	Amounts	to demo	the 14th Week	Amounts
Fiscal 2006 Fourth Quarter:
Net Sales	$455.8	$70.0	$18.2	$367.6
Gross Margin/(Loss)	146.3	15.1	8.5	122.7
SG&A	128.3	38.8	3.1	86.4

Operating Income/(Loss)	18.0	(23.7)	5.4	36.3
Interest Income	1.0	—	—	1.0

Pre-tax Income/(Loss)	19.0	(23.7)	5.4	37.3
Income Tax Expense/(Benefit)	7.5	(9.1)	2.1	14.5

Net Income/(Loss)	11.5	(14.6)	3.3	22.8
Earnings/(Loss) Per Share, Diluted	$0.16	$(0.20)	$0.05	$0.33
For each of the first three quarters of fiscal 2006, GAAP amounts represent the financial results as originally reported in the Company’s quarterly filings on Form 10-Q for the relevant period. Non-GAAP amounts exclude the financial statement impact of both demo and OTS stores.

		Non-GAAP
		Adjustments
	GAAP	Attributable to	Non-GAAP
	Amounts	demo and OTS	Amounts
Fiscal 2006 Third Quarter:
Net Sales	$375.4	$48.2	$327.2
Gross Margin/(Loss)	106.3	10.4	96.0
SG&A	92.6	14.4	78.2

Operating Income/(Loss)	13.8	(4.0)	17.8
Interest Income	0.7	—	0.7

Pre-tax Income/(Loss)	14.5	(4.0)	18.5
Income Tax Expense/(Benefit)	5.5	(1.7)	7.2

Net Income/(Loss)	$9.0	(2.3)	11.3
Earnings/(Loss) Per Share, Diluted	$0.13	$(0.03)	$0.16

Fiscal 2006 Second Quarter:
Net Sales	$313.7	$37.1	$276.6
Gross Margin/(Loss)	97.4	2.5	94.9
SG&A	82.9	13.1	69.7

Operating Income/(Loss)	14.6	(10.6)	25.2
Interest Income	1.1	—	1.1

Pre-tax Income/(Loss)	15.7	(10.6)	26.3
Income Tax Expense/(Benefit)	6.0	(4.3)	10.2

Net Income/(Loss)	$9.7	(6.4)	16.1
Earnings/(Loss) Per Share, Diluted	$0.14	$(0.09)	$0.22

Fiscal 2006 First Quarter:
Net Sales	$299.9	$48.3	$251.6
Gross Margin/(Loss)	97.3	12.9	84.3
SG&A	79.9	12.2	67.7

Operating Income/(Loss)	17.3	0.7	16.6
Interest Income	1.8	—	1.8

Pre-tax Income/(Loss)	19.1	0.7	18.4
Income Tax Expense/(Benefit)	7.3	0.1	7.2

Net Income/(Loss)	$11.9	0.6	11.2
Earnings/(Loss) Per Share, Diluted	$0.16	$0.01	$0.15